As filed with the Securities and Exchange Commission on September 22, 2004
Registration Statement No. 333-114219

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 6

to
Form F-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Braskem S.A.

(Exact name of Registrant as specified in its charter)

N/A

(Translation of Registrant’s name in English)

Federative Republic of Brazil	2860	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

Avenida das Nações Unidas, 4777

São Paulo, SP — CEP 05477-000, Brazil
55-11-3443-9999
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

CT Corporation System

111 Eighth Avenue
New York, NY 10011
(212) 894-8940
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Donald E. Baker, Esq. White & Case LLP Alameda Santos, 1940 — 3° andar 01418-200 São Paulo — SP, Brazil 55-11-3147-5600	Glenn M. Reiter, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 212-455-2000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:     ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.     ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 6.	Indemnification of Directors and Officers

      Neither the laws of Brazil nor the Registrant’s by-laws or other constitutive documents provide for indemnification of directors or officers.

      The Registrant maintains liability insurance covering all expenses, liability and loss (including reasonable attorney’s fees, judgments and amounts paid or to be paid in settlement) that any of its directors and officers are legally required to pay (and for which they are not indemnified by the Registrant) as a result of a written request for indemnification of financial losses or of any civil, criminal or formal administrative proceedings in connection with any mistake, misstatement, act, omission, neglect or violation of a right performed by such directors and officers acting as such, either individually or as a group, and also in connection with being a director or officer of the Registrant.

      This liability insurance also covers all payments made by the Registrant to indemnify its directors and officers against all expenses, liability and loss (including reasonable attorney’s fees, judgments and amounts paid or to be paid in settlement) that such directors and officers are legally required to pay in the circumstances explained above.

Item 7.	Recent Sales of Unregistered Securities

      The following is a summary of transactions, adjusted to reflect the Registrant’s share split, by the Registrant during the past three years involving sales and issuances of the Registrant’s securities that were not registered under the U.S. Securities Act of 1933, or Securities Act:

		Principal Amount
		Issued and
		Offering Price/	Securities
		Number of	Act	Underwriting
Date of Issuance	Securities Issued	Shares Issued	Exemption	Discount/Fees	Underwriters/Purchasers

October 1, 2001	Debentures	R$625.0 million	Regulation S(11)	R$7.8 million	Banco ABN AMRO Real S.A.
					Banco Citibank S.A.
					Banco Santander Brasil S.A.
					ING Barings Corretora de Câmbio e Títulos S.A.
					BB Banco de Investimento S.A.
					Banco Votorantim S.A.
May 31, 2002	Subordinated convertible debentures	R$591.9 million	Regulation S(11)	—	Odebrecht S.A.
August 16, 2002	Common shares(1)	10,715,261,540	Regulation S(11)	—	Brazilian entities that were members of the Odebrecht Group.
	Class A preferred shares(1)	18,983,847,740	Regulation S(11)	—	Brazilian entities that were members of the Odebrecht Group.
	Common shares(2)	872,968,180	Regulation S(11)	—	Pronor Petroquímica S.A.
	Class A preferred shares(2)	1,546,128,340	Regulation S(11)	—	Pronor Petroquímica S.A.

		Principal Amount
		Issued and
		Offering Price/	Securities
		Number of	Act	Underwriting
Date of Issuance	Securities Issued	Shares Issued	Exemption	Discount/Fees	Underwriters/Purchasers

February 13, 2003	Class A preferred shares(3)	32,243,380	Regulation S(11)	—	Holders of common shares of Nitrocarbono
March 31, 2002	Class A preferred shares(4)	1,353,960	Regulation S(11) Section 4(2)(12)	—	Holders of common and preferred shares of Nitrocarbono
July 16, 2003	10.5% Notes due 2004	US$75.0 million	Regulation S Rule 144A(13)	US$562,500	Credit Suisse First Boston
					Unibanco Securities Limited
					Pactual Overseas Corporation
July 31, 2003	Common shares(5)	1,086,290,620	Regulation S(11)	—	Nissho Iwai
August 11 through October 23, 2003 (various dates)	10.5% Notes due 2004	US$46.0 million	Regulation S Rule 144A(13)	US$345,000	Credit Suisse First Boston
October 28, 2003	9.25% Notes due 2005	US$65.0 million	Regulation S Rule 144A(13)	US$520,000	UBS Investment Bank
November 5, 2003	12.5% Notes due 2008	US$200.0 million (6)	Regulation S Rule 144A(13)	US$3.5 million	Credit Suisse First Boston
					UBS Investment Bank
November 26, 2003	12.5% Notes due 2008	US$75.0 million (7)	Regulation S Rule 144A(13)	US$1,312,500	Credit Suisse First Boston
December 4, 2003	Class A preferred shares(8)	438,270,001	Regulation S(11)	—	Holders of common shares of Trikem
January 15, 2004	Common shares(9)	121,948,261	Section 3(a)(9)(14)	—	Odebrecht
					Norquisa
					Petroquisa
	Class A preferred shares(10)	8,136,165,484	Regulation S Section 4(2)(12)	—	Holders of common and preferred shares of Trikem
January 16 and February 4, 2004	Debentures	R$1,200.0 million	Regulation S(11)	R$21.2 million	UNIBANCO — União de Bancos Brasileiros S.A.
					Banco ABN Amro Real S.A.
					Banco Bradesco S.A.
					BB — Banco de Investimentos S.A.
January 22, 2004	11.75% Notes due 2014	US$250.0 million	Regulation S Rule 144A(13)	US$2,812,500	Credit Suisse First Boston
					UBS Investment Bank

(1)	These shares were issued in connection with the merger of OPP Produtos with and into the Registrant as consideration for all of the outstanding shares of OPP Produtos.

(2)	These shares were issued in connection with the merger of 52114 Participações with and into the Registrant as consideration for all of the outstanding shares of 52114 Participações.

(3)	These shares were sold in a public tender offer in Brazil carried out through the trading floor of the São Paulo Stock Exchange in exchange for 2,257,935 common shares of Nitrocarbono. These shares were sold from treasury.

(4)	These shares were issued in connection with the merger of Nitrocarbono with and into the Registrant as consideration for all of the outstanding shares of Nitrocarbono not then owned by the Registrant.

(5)	These shares were issued in connection with the merger of NI Participações Ltda. with and into the Registrant as consideration for all of the outstanding shares of NI Participações Ltda.

(6)	The aggregate offering price for these notes was US$198,192,000.

(7)	The aggregate offering price for these notes was US$74,322,000.

(8)	These shares were sold in a public tender offer in Brazil carried out through the trading floor of the São Paulo Stock Exchange in exchange for 1,522,330,867 common shares of Trikem. These shares were sold from treasury.

(9)	These shares were issued in exchange for 121,948,261 of the Registrant’s class A preferred shares.

(10)	These shares were issued in connection with the merger of Trikem with and into the Registrant as consideration for all of the outstanding shares of Trikem not then owned by the Registrant.

(11)	These securities were offered and sold exclusively in Brazil, no directed selling efforts were made in the United States by the Registrant, a distributor, any of their respective affiliates or any person acting on behalf of any of them and, at the time of sale, there was no substantial U.S. market interest in these securities.

(12)	Securities sold pursuant to Regulation S were offered and sold exclusively to other investors outside the United States, no directed selling efforts were made in the United States by the Registrant, a distributor, any of their respective affiliates or any person acting on behalf of any of them and, at the time of sale, there was no substantial U.S. market interest in these securities. Securities sold in a private placement in the United States pursuant to Section 4(2) of the Securities Act (1) were offered and sold exclusively to a small number of accredited investors (as defined in Rule 502(c) under the Securities Act) and other persons with the requisite knowledge and experience in financial and business matters to make them capable of evaluating the merits and risks of the investment, (2) without any form of general solicitation or advertising by the Registrant or any person acting on behalf of the Registrant and (3) were not sold to persons that purchased these securities with a view to, or that offered and sold these securities for the Registrant in connection with, a distribution of the securities in the United States.

(13)	Securities sold pursuant to Rule 144A were offered and sold exclusively to qualified institutional buyers in the United States. Securities sold pursuant to Regulation S were offered and sold exclusively to other investors outside the U.S., no directed selling efforts were made in the United States by the Registrant, a distributor, any of their respective affiliates or any person acting on behalf of any of them and, at the time of sale, there was no substantial U.S. market interest in these securities.

(14)	Securities exchanged pursuant to Section 3(a)(9) of the Securities Act by the Registrant with its existing security holders without payment of a commission or other remuneration for soliciting such exchange.

Item 8.	Exhibits and Financial Statement Schedules

      (a) Exhibits:

Exhibit
Number	Description

1.01	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Amendment No. 5 to Form F-1 of Braskem S.A. filed on September 20, 2004).
2.01	Agreement for Purchase and Sale of Shares, dated July 25, 2001, between Banco Econômico S.A. and Nova Camaçari Participações S.A. (English translation) (incorporated by reference to Exhibit 2.01 to Form F-1 of Braskem S.A. filed on April 6, 2004).
2.02	Protocol and Justification of the Operation of Incorporation of OPP Produtos Petroquímicos S.A. by the Registrant, dated July 26, 2002 (English translation) (incorporated by reference to Exhibit 4.04 to Form 20-F of Braskem S.A. filed on June 30, 2003).
2.03	Protocol and Justification of the Operation of Incorporation of 52114 Participações S.A. by the Registrant, dated July 26, 2002 (English translation) (incorporated by reference to Exhibit 4.05 to Form 20-F of Braskem S.A. filed on June 30, 2003).
2.04	Protocol and Justification of the Operation of Incorporation of Nitrocarbono S.A. by the Registrant, dated March 10, 2003 (English translation) (incorporated by reference to Exhibit 4.06 to Form 20-F of Braskem S.A. filed on June 30, 2003).

Exhibit
Number	Description

2.05	Share Purchase and Sale Agreement, dated as of July 14, 2003, between Odebrecht S.A., Braskem S.A., and Mitsubishi Chemical Corporation (English translation). (incorporated by reference to Exhibit 2.05 to Form F-1 of Braskem S.A. filed on April 6, 2004).
2.06	Protocol and Justification of the Operation of Incorporation of NI Participações Ltda. by the Registrant, dated July 15, 2003 (English translation) (incorporated by reference to Exhibit 99.5 to Form 6-K of Braskem S.A. filed on July 21, 2003).
2.07	Protocol and Justification of the Operation of Incorporation of Trikem S.A. by the Registrant, dated December 8, 2003 (English translation) (incorporated by reference to Exhibit 99.10 to Form 6-K of Braskem S.A. filed on December 23, 2003).
3.01	By-laws, as amended through January 15, 2004 (English translation) (incorporated by reference to Exhibit 3.01 to Form F-1 of Braskem S.A. filed on April 6, 2004).
4.01	Amended and Restated Deposit Agreement, dated as of September 17, 2003, among Braskem S.A., The Bank of New York and all holders and beneficial owners of ADSs evidenced by ADRs issued thereunder (incorporated by reference to Exhibit 4.01 to Amendment No. 1 to Form F-1 of Braskem filed on June 7, 2004).
4.02	Form of Certificate representing American Depositary Shares (incorporated by reference to Exhibit 4.02 to Amendment No. 1 to Form F-1 of Braskem filed on June 7, 2004).
5.01	Opinion of Pinheiro Neto Advogados, as to the legality of the class A preferred shares.
8.01	Opinion of White & Case LLP, as to tax matters.
8.02	Opinion of Pinheiro Neto Advogados, as to tax matters (incorporated by reference to Exhibit 5.01 hereof).
10.01	Shareholders Agreement, dated as of July 27, 2001, between Odebrecht Química and Petroquímica da Bahia S.A. (English translation) (incorporated by reference to Exhibit 3.01 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.02	First Amendment to Shareholders Agreement, dated as of July 29, 2002, between Odebrecht Química and Petroquímica da Bahia S.A. (English translation) (incorporated by reference to Exhibit 3.02 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.03	Memorandum of Understanding Regarding Shareholders Agreement, dated as of July 3, 2001, among Odebrecht Química S.A., Petroquímica da Bahia S.A. and Petrobras Química S.A. (English translation) (incorporated by reference to Exhibit 3.03 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.04	First Amendment to Memorandum of Understanding Regarding Shareholders Agreement, dated July 26, 2002, among Odebrecht S.A and Petrobras Química S.A., acknowledged by Petroquímica da Bahia S.A., Nordeste Química S.A. and the Registrant. (English translation) (incorporated by reference to Exhibit 3.04 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.05	Memorandum of Understanding Regarding Shareholders Agreement, dated July 20, 2001, among Odebrecht Química S.A., Petroquímica da Bahia S.A., Petros — Fundação Petrobras de Seguridade Social and Previ — Caixa de Previdência dos Funcionários do Banco do Brasil (English translation) (incorporated by reference to Exhibit 3.05 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.06	Naphtha and Gas Oil Purchase and Sale Contract, dated as of June 22, 1978, between Petróleo Brasileiro S.A. and the Registrant (English translation) (incorporated by reference to Exhibit 10.06 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.07	First Amendment to Naphtha and Gas Oil Purchase and Sale Contract, dated as of February 8, 1993, between Petróleo Brasileiro S.A. and the Registrant (English translation) (incorporated by reference to Exhibit 10.07 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.08	Second Amendment to Naphtha and Gas Oil Purchase and Sale Contract, dated as of February 24, 2003, between Petróleo Brasileiro S.A. and the Registrant. (English translation) (incorporated by reference to Exhibit 10.08 to Form 20-F of Braskem S.A. filed on June 30, 2003).

Exhibit
Number	Description

10.09	Reserve Power and Electricity Supply Contract dated June 2, 1998, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.09 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.10	First Amendment to the Potency Reserve and Power Supply Contract, dated March 8, 1999, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.10 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.11	Second Amendment to the Potency Reserve and Power Supply Contract, dated December 31, 1999, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.11 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.12	Third Amendment to the Potency Reserve and Power Supply Contract, dated January 31, 2000, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.12 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.13	Fourth Amendment to the Potency Reserve and Power Supply Contract, dated February 4, 2000, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.13 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.14	Fifth Amendment to the Potency Reserve and Power Supply Contract, dated February 29, 2000, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.14 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.15	Sixth Amendment to the Potency Reserve and Power Supply Contract, dated June 28, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.15 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.16	Seventh Amendment to the Potency Reserve and Power Supply Contract, dated September 17, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.16 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.17	Eighth Amendment to the Potency Reserve and Power Supply Contract, dated July 30, 2002, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.17 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.18	Ninth Amendment to the Potency Reserve and Power Supply Contract, dated December 3, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.18 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.19	Tenth Amendment to the Potency Reserve and Power Supply Contract, dated November 27, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.19 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.20	Eleventh Amendment to the Potency Reserve and Power Supply Contract, dated December 4, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.20 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.21	Twelfth Amendment to the Potency Reserve and Power Supply Contract, dated December 20, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.21 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.22	Thirteenth Amendment to the Potency Reserve and Power Supply Contract, dated January 21, 2002, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.22 to Form F-1 of Braskem S.A. filed on April 6, 2004).

Exhibit
Number	Description

10.23	Fourteenth Amendment to the Potency Reserve and Power Supply Contract, dated February 1, 2002, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.23 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.24	Raw Materials Supply Contract (RS — 486/82) dated December 8, 1982, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.24 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.25	First Amendment to the Raw Materials Supply Contract (RS — 486/82), dated December 8, 1982, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.25 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.26	Second Amendment to the Raw Materials Supply Contract (RS — 486/82), dated December 8, 1986, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.26 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.27	Third Amendment to the Raw Materials Supply Contract (RS — 486/82), dated March 7, 1988, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.27 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.28	Fourth Amendment to the Raw Materials Supply Contract (RS — 486/82), dated June 14, 1995, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.28 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.29	Fifth Amendment to the Raw Materials Supply Contract (RS — 486/82), dated August 19, 1995, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.29 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.30	Sixth Amendment to the Raw Materials Supply Contract (RS — 486/82), dated May 22, 2001, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (incorporated by reference to Exhibit 10.30 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.31	Raw Materials Supply Contract (RS — 789/95) dated August 30, 1995, between Copesul — Companhia Petroquímica do Sul and OPP Polietilenos S.A. (English translation) (incorporated by reference to Exhibit 10.31 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.32	First Amendment to the Raw Materials Supply Contract (RS — 789/95), dated May 22, 2001, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.32 to Form F-1 of Braskem S.A. filed on April 6, 2004).
11.01	Statement regarding computation of per share earnings (incorporated by reference to note 29(h) to the audited consolidated and combined financial statements included in the prospectus that forms part of this Registration Statement).
21.01	List of subsidiaries (incorporated by reference to note 4 to the audited consolidated and combined financial statements included in the prospectus that forms part of this Registration Statement).
23.01	Consent of Pinheiro Neto Advogados (incorporated by reference to Exhibit 5.01 hereof).
23.02	Consent of White & Case LLP (incorporated by reference to Exhibit 8.01 hereof).
24.01	Powers of attorney of certain officers and directors of Braskem S.A. (included in signature pages hereto and to, and incorporated by reference to, Form F-1 of Braskem S.A. filed on April 6, 2004, Amendment No. 1 to Form F-1 of Braskem filed on June 7, 2004 and Amendment No. 2 to Form F-1 of Braskem filed on August 3, 2004).

      There are omitted from the exhibits filed with or incorporated by reference into this registration statement certain instruments and agreements with respect to the long-term debt of the Registrant, none of which authorizes securities in a total amount that exceeds 10% of the Registrant’s total assets. The Registrant hereby agrees to furnish to the Securities and Exchange Commission copies of any such instruments or agreements as the Commission may request.

(b)	Financial Statement Schedules.

          None.

Item 9.	Undertakings

      Insofar as indemnification for liabilities arising under the U.S. Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In that event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      The Registrant undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of São Paulo, State of São Paulo, Brazil on September 22, 2004.

BRASKEM S.A.

By:	/s/ PAUL ELIE ALTIT

Name: Paul Elie Altit

Title:	Vice President Executive Officer and Chief Financial Officer

      Pursuant to the requirements of the Securities Act, this amendment to the Registration Statement has been signed on September 22, 2004 by the following persons in the capacities indicated.

Signature	Title

* José Carlos Grubisich Filho	Chief Executive Officer (Principal Executive Officer)	September 22, 2004

* Paul Elie Altit	Vice President Executive Officer and Chief Financial Officer (Principal Financial Officer)	September 22, 2004

* Joel Benedito Junior	Accounting Manager (Principal Accounting Officer)	September 22, 2004

* Pedro Augusto Ribeiro Novis	Director and President of the Board	September 22 2004

* Alvaro Fernandez da Cunha Filho	Director and Vice President of the Board	September 22, 2004

* José de Freitas Mascarenhas	Director	September 22, 2004

* Luiz Fernando Cirne Lima	Director	September 22, 2004

* Newton Sergio de Souza	Director	September 22, 2004

* Alvaro Pereira Novis	Director	September 22, 2004

* Francisco Teixeira de Sá	Director	September 22, 2004

Signature	Title

* Fernando de Castro Sá	Director	September 22, 2004

* Margareth Feijó Brunnet	Director	September 22, 2004

Andre Tapajós Cunha	Director

* Donald J. Puglisi	Authorized Representative in the United States	September 22, 2004

/s/ PAUL ELIE ALTIT Paul Elie Altit	Attorney-in-Fact	September 22, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description

1.01	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Amendment No. 5 to Form F-1 of Braskem S.A. filed on September 20, 2004).
2.01	Agreement for Purchase and Sale of Shares, dated July 25, 2001, between Banco Econômico S.A. and Nova Camaçari Participações S.A. (English translation) (incorporated by reference to Exhibit 2.01 to Form F-1 of Braskem S.A. filed on April 6, 2004).
2.02	Protocol and Justification of the Operation of Incorporation of OPP Produtos Petroquímicos S.A. by the Registrant, dated July 26, 2002 (English translation) (incorporated by reference to Exhibit 4.04 to Form 20-F of Braskem S.A. filed on June 30, 2003).
2.03	Protocol and Justification of the Operation of Incorporation of 52114 Participações S.A. by the Registrant, dated July 26, 2002 (English translation) (incorporated by reference to Exhibit 4.05 to Form 20-F of Braskem S.A. filed on June 30, 2003).
2.04	Protocol and Justification of the Operation of Incorporation of Nitrocarbono S.A. by the Registrant, dated March 10, 2003 (English translation) (incorporated by reference to Exhibit 4.06 to Form 20-F of Braskem S.A. filed on June 30, 2003).
2.05	Share Purchase and Sale Agreement, dated as of July 14, 2003, between Odebrecht S.A., Braskem S.A., and Mitsubishi Chemical Corporation (English translation). (incorporated by reference to Exhibit 2.05 to Form F-1 of Braskem S.A. filed on April 6, 2004).
2.06	Protocol and Justification of the Operation of Incorporation of NI Participações Ltda. by the Registrant, dated July 15, 2003 (English translation) (incorporated by reference to Exhibit 99.5 to Form 6-K of Braskem S.A. filed on July 21, 2003).
2.07	Protocol and Justification of the Operation of Incorporation of Trikem S.A. by the Registrant, dated December 8, 2003 (English translation) (incorporated by reference to Exhibit 99.10 to Form 6-K of Braskem S.A. filed on December 23, 2003).
3.01	By-laws, as amended through January 15, 2004 (English translation) (incorporated by reference to Exhibit 3.01 to Form F-1 of Braskem S.A. filed on April 6, 2004).
4.01	Amended and Restated Deposit Agreement, dated as of September 17, 2003, among Braskem S.A., The Bank of New York and all holders and beneficial owners of ADSs evidenced by ADRs issued thereunder (incorporated by reference to Exhibit 4.01 to Amendment No. 1 to Form F-1 of Braskem filed on June 7, 2004).
4.02	Form of Certificate representing American Depositary Shares (incorporated by reference to Exhibit 4.02 to Amendment No. 1 to Form F-1 of Braskem filed on June 7, 2004).
5.01	Opinion of Pinheiro Neto Advogados, as to the legality of the class A preferred shares.
8.01	Opinion of White & Case LLP, as to tax matters.
8.02	Opinion of Pinheiro Neto Advogados, as to tax matters (incorporated by reference to Exhibit 5.01 hereof).
10.01	Shareholders Agreement, dated as of July 27, 2001, between Odebrecht Química and Petroquímica da Bahia S.A. (English translation) (incorporated by reference to Exhibit 3.01 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.02	First Amendment to Shareholders Agreement, dated as of July 29, 2002, between Odebrecht Química and Petroquímica da Bahia S.A. (English translation) (incorporated by reference to Exhibit 3.02 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.03	Memorandum of Understanding Regarding Shareholders Agreement, dated as of July 3, 2001, among Odebrecht Química S.A., Petroquímica da Bahia S.A. and Petrobras Química S.A. (English translation) (incorporated by reference to Exhibit 3.03 to Form 20-F of Braskem S.A. filed on June 30, 2003).

Exhibit
Number	Description

10.04	First Amendment to Memorandum of Understanding Regarding Shareholders Agreement, dated July 26, 2002, among Odebrecht S.A and Petrobras Química S.A., acknowledged by Petroquímica da Bahia S.A., Nordeste Química S.A. and the Registrant. (English translation) (incorporated by reference to Exhibit 3.04 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.05	Memorandum of Understanding Regarding Shareholders Agreement, dated July 20, 2001, among Odebrecht Química S.A., Petroquímica da Bahia S.A., Petros — Fundação Petrobras de Seguridade Social and Previ — Caixa de Previdência dos Funcionários do Banco do Brasil (English translation) (incorporated by reference to Exhibit 3.05 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.06	Naphtha and Gas Oil Purchase and Sale Contract, dated as of June 22, 1978, between Petróleo Brasileiro S.A. and the Registrant (English translation) (incorporated by reference to Exhibit 10.06 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.07	First Amendment to Naphtha and Gas Oil Purchase and Sale Contract, dated as of February 8, 1993, between Petróleo Brasileiro S.A. and the Registrant (English translation) (incorporated by reference to Exhibit 10.07 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.08	Second Amendment to Naphtha and Gas Oil Purchase and Sale Contract, dated as of February 24, 2003, between Petróleo Brasileiro S.A. and the Registrant. (English translation) (incorporated by reference to Exhibit 10.08 to Form 20-F of Braskem S.A. filed on June 30, 2003).
10.09	Reserve Power and Electricity Supply Contract dated June 2, 1998, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.09 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.10	First Amendment to the Potency Reserve and Power Supply Contract, dated March 8, 1999, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.10 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.11	Second Amendment to the Potency Reserve and Power Supply Contract, dated December 31, 1999, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.11 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.12	Third Amendment to the Potency Reserve and Power Supply Contract, dated January 31, 2000, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.12 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.13	Fourth Amendment to the Potency Reserve and Power Supply Contract, dated February 4, 2000, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.13 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.14	Fifth Amendment to the Potency Reserve and Power Supply Contract, dated February 29, 2000, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.14 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.15	Sixth Amendment to the Potency Reserve and Power Supply Contract, dated June 28, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.15 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.16	Seventh Amendment to the Potency Reserve and Power Supply Contract, dated September 17, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.16 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.17	Eighth Amendment to the Potency Reserve and Power Supply Contract, dated July 30, 2002, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.17 to Form F-1 of Braskem S.A. filed on April 6, 2004).

Exhibit
Number	Description

10.18	Ninth Amendment to the Potency Reserve and Power Supply Contract, dated December 3, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.18 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.19	Tenth Amendment to the Potency Reserve and Power Supply Contract, dated November 27, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.19 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.20	Eleventh Amendment to the Potency Reserve and Power Supply Contract, dated December 4, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.20 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.21	Twelfth Amendment to the Potency Reserve and Power Supply Contract, dated December 20, 2001, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.21 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.22	Thirteenth Amendment to the Potency Reserve and Power Supply Contract, dated January 21, 2002, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.22 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.23	Fourteenth Amendment to the Potency Reserve and Power Supply Contract, dated February 1, 2002, between Companhia Hidroelétrica do São Francisco — CHESF and Trikem S.A. (English translation) (incorporated by reference to Exhibit 10.23 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.24	Raw Materials Supply Contract (RS — 486/82) dated December 8, 1982, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.24 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.25	First Amendment to the Raw Materials Supply Contract (RS — 486/82), dated December 8, 1982, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.25 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.26	Second Amendment to the Raw Materials Supply Contract (RS — 486/82), dated December 8, 1986, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.26 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.27	Third Amendment to the Raw Materials Supply Contract (RS — 486/82), dated March 7, 1988, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.27 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.28	Fourth Amendment to the Raw Materials Supply Contract (RS — 486/82), dated June 14, 1995, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.28 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.29	Fifth Amendment to the Raw Materials Supply Contract (RS — 486/82), dated August 19, 1995, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.29 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.30	Sixth Amendment to the Raw Materials Supply Contract (RS — 486/82), dated May 22, 2001, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (incorporated by reference to Exhibit 10.30 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.31	Raw Materials Supply Contract (RS — 789/95) dated August 30, 1995, between Copesul — Companhia Petroquímica do Sul and OPP Polietilenos S.A. (English translation) (incorporated by reference to Exhibit 10.31 to Form F-1 of Braskem S.A. filed on April 6, 2004).
10.32	First Amendment to the Raw Materials Supply Contract (RS — 789/95), dated May 22, 2001, between Copesul — Companhia Petroquímica do Sul and Poliolefinas S.A. (English translation) (incorporated by reference to Exhibit 10.32 to Form F-1 of Braskem S.A. filed on April 6, 2004).

Exhibit
Number	Description

11.01	Statement regarding computation of per share earnings (incorporated by reference to note 29(h) to the audited consolidated and combined financial statements included in the prospectus that forms part of this Registration Statement).
21.01	List of subsidiaries (incorporated by reference to note 4 to the audited consolidated and combined financial statements included in the prospectus that forms part of this Registration Statement).
23.01	Consent of Pinheiro Neto Advogados (incorporated by reference to Exhibit 5.01 hereof).
23.02	Consent of White & Case LLP (incorporated by reference to Exhibit 8.01 hereof).
24.01	Powers of attorney of certain officers and directors of Braskem S.A. (included in signature pages hereto and to, and incorporated by reference to, Form F-1 of Braskem S.A. filed on April 6, 2004, Amendment No. 1 to Form F-1 of Braskem filed on June 7, 2004 and Amendment No. 2 to Form F-1 of Braskem filed on August 3, 2004).

      There are omitted from the exhibits filed with or incorporated by reference into this registration statement certain instruments and agreements with respect to the long-term debt of the Registrant, none of which authorizes securities in a total amount that exceeds 10% of the Registrant’s total assets. The Registrant hereby agrees to furnish to the Securities and Exchange Commission copies of any such instruments or agreements as the Commission may request.